Exhibit 99.1 Improving the Lives of Patients with Rare Diseases NASDAQ: CPRX J.P. Morgan Healthcare Conference January 2025

Safe Harbor This presentation contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans, and objectives, other than statements of historical fact included in our filings with the U.S. Securities and Exchange Commission (“SEC”), are forward-looking statements. The language reflected in these statements only speaks as of the date that appears on the front cover of the presentation; the words “may,” “will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain these identifying words. You should not place undue reliance on forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions about which we cannot be certain. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC, reporting our financial position and results of operations as of and for the year ended December 31, 2023, as well as our subsequent reports filed with the SEC. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate. This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis. All forward-looking statements speak only as of the date that appears on the front cover of the presentation or the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future. 2

Patients are at the center of every decision we make Catalyst Pharmaceuticals is a commercial-stage biopharmaceutical company focused on in-licensing, developing, and commercializing novel medicines for patients living with rare diseases 3

Growth-Oriented, Rare Disease-Focused What we are doing Commercial-Focused Business Model Maximizing the value of our innovative and differentiated commercial portfolio to serve patients with rare diseases How we will continue Ongoing Lifecycle Management Strategic Portfolio Expansion to grow Driving organic growth and expanding Buy-and-build strategy acquiring and patient access to best-in-class rare integrating high-value, orphan designated, disease therapies synergistic assets Why we will continue Operational Excellence Proven Capabilities Financial Flexibility to succeed Continued emphasis on Successful track record of Record revenue and efficiency, innovation, and launching products and sustainable profitability execution delivering value enable future investments 4

Building a Leading Orphan Drug Portfolio Organic-Driven Growth Acquisition-Focused Growth Market penetration and Geographic expansion Focus on immediate or Strong financial and business label expansion represent prioritizing strategic near-term accretive position enables flexible significant opportunities markets through orphan opportunities decision-making licensing opportunities 5

Prioritizing Patient Access to Rare Disease Treatments Patient-Centric Support Additional Patient Support Initiatives • Patient Access Liaisons (PALs) support throughout the patient journey which may lead to improved outcomes • Free LEMS testing 1 (VGCC ) provided for • Patient ambassador programs to foster connections potential patients who within the rare disease patient community may be eligible for FIRDAPSE Access to Therapy • Partnerships with • Accelerating treatment initiation with free bridge independent advocacy Facilitating seamless care medication, insurance navigation, and copay programs groups to deepen through comprehensive understanding of patient personalized treatment unmet needs and Healthcare Provider Education support and patient experiences assistance • Provide disease education and outreach enabling providers to make more informed diagnostic decisions 1) Voltage-Gated Calcium Channel antibody test is a definitive diagnostic tool for Lambert-Eaton myasthenic syndrome, and Catalyst Pharmaceuticals, Inc. offers the 6 test for free to uninsured patients or those whose insurance does not cover it.

Diversified U.S. Commercial Portfolio of Innovative Assets with Multiple Expansion Opportunities 37% CAGR since launch of FIRDAPSE Catalyst’s The only evidence-based flagship commercial product approved product in the U.S. in 2019 for Lambert Eaton myasthenic syndrome (LEMS) A novel corticosteroid treatment for Duchenne Muscular Dystrophy (DMD) The only non-competitive AMPA receptor antagonist 2019 2020 2021 2022 2023 2024 for epilepsy CAGR calculation includes 2019 total revenues and upper end of 2024 total revenue guidance provided on November 6, 2024. 7

LEMS is a Debilitating Nerve-Muscle Communication Disorder Causing Progressive Weakness and Fatigue

~3,600

U.S. patient prevalence potential of up to 5,400 patients[1]

~50%

LEMS patients believed to have cancer-associated LEMS

~500

Currently identified patients in LEMS diagnostic journey not yet treated with FIRDAPSE


LEMS Patients Often Experience a Long Diagnostic Journey

1) Lambert Eaton Myasthenic Syndrome is Underrecognized in Small Cell Lung Cancer: An Analysis of Real-World Data; presented IASLC 2023 World Conference on Lung Cancer; authors: David Morrell, Benjamin Drapkin, Guy Shechter, Regina Grebla.

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FIRDAPSE: The Only Evidence Based Approved Product in the U.S. for LEMS 14 quarters of 15%+ growth with similar continued growth anticipated Key Growth Drivers – 100 mg maximum daily dose label expansion – Misdiagnosed patients in need of LEMS treatment – Growth opportunity in cancer- 1 Orphan drug exclusivity until November 2025; IP estate out to 2037; 6 Orange Book associated LEMS listed patents 1) Long‐term follow‐up, quality of life, and survival of patients with Lambert‐Eaton myasthenic syndrome; authors: Alexander F Lipka, Marion I Boldingh, Erik W van Zwet, Marco WJ Schreurs, Jan BM Kuks, Chantal M Tallaksen, 9 Maarten J Titulaer, Jan JGM Verschuuren

FIRDAPSE Well Positioned for Sustained Growth >$1 Billion 1 Total Addressable Market for LEMS Population • The only evidence-based approved product in the U.S. for LEMS • Education campaigns increasing usage of LEMS diagnostic testing (VGCC) • Prescription approval rates exceed 90% across payers • High patient response and retention • Enhanced prescriber engagement to support adoption 1) Based on internal Company estimates and anticipated 2025 market dynamics, represents future market potential and does not represent the Company’s 2025 10 10 product forecast

DMD is a Rare and Life Threatening Neuromuscular Disorder

~11k-13k[1]

U.S. DMD patient prevalence

~95%

DMD diagnosis rate; typically occurs at ages 2-5 years

~90%[2]

DMD patients are treated with corticosteroids at some point

~70%

DMD patients currently receiving concomitant steroid treatment; an opportunity to re-engage lapsed patients

Steroids will continue to be the standard of care for the treatment of DMD


Catalyst
pharmaceuticals
Leads to loss of mobility, respiratory failure, heart issues, and premature death

1) Neuroepidemiology. 2023;57(2):90-99. doi: 10.1159/000528962. Epub 2023 Jan 9. 2) Neurology. 2016 Feb 2;86(5):465-72. doi: 10.1212/WNL.0000000000002337

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AGAMREE: A Novel Corticosteroid Treatment for DMD


NDC 69616-264-38
100 mL
AGAMREE
(vamorolone)
Oral suspension
Rx only
40 mg/mL
For Oral Administration Only
Catalyst Pharmaceuticals, Inc.
AGAMREE
(vamorolone)
40 mg/mL

Orphan drug designation offers market exclusivity until October 2030; Patent protection to 2040; 6 Orange Book listed patents

84% of DMD Centers of Excellence writing prescriptions

Conversions from existing treatments account for ~90% of patients

Key Growth Drivers

- Current standard of care is associated with behavioral and safety issues
- Differentiated product profile supports earlier treatment adoption and longer treatment duration
- Investing in SUMMIT study in an effort to demonstrate potential enhanced clinical benefits of AGAMREE, including behavior, bone growth, and stature[1]

1) Clinicaltrials.gov

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AGAMREE Differentiated Profile Uniquely Positioned to Address Unmet Need in DMD Treatment Landscape >$1 Billion 1 Total Addressable Market for DMD Population 2 • Clinically proven to improve muscle strength and function • Equivalent efficacy to prednisone • Potential for significant reduction of steroid-associated side effect burden when compared with other corticosteroids 1) Based on internal Company estimates and anticipated 2025 market dynamics, represents future market potential and does not represent the Company’s 2025 product forecast. 2) AGAMREE (vamorolone) [package 13 13 13 insert]. Coral Gables, FL: Catalyst Pharmaceuticals, Inc.; 2023.

SUMMIT Study Seeks to Demonstrate Potential Clinical Superiority of AGAMREE

Catalyst pharmaceuticals

Open label, five-year follow up of ~250 DMD patients across ~25 Centers of Excellence[1]

Real-world data to assess potential long-term benefits of AGAMREE to current standard of care

- Behavioral improvements (e.g., reduced aggression)
- Stature / growth parameters
- Bone health
- Ophthalmological status
- Cardiovascular health

SUMMIT [*SU*pplemental assess*M*ents of d*M*d patients *I*nvestigating ou*T*comes]



Evaluate AGAMREE as a monotherapy and in conjunction with other treatment options

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1) Clinicaltrials.gov

FYCOMPA: The Only Non-Competitive AMPA Receptor Antagonist for Epilepsy



Epilepsy is 4th most common neurological disorder[1]

Catalyst pharmaceuticals

Fycompa (perampanel)

Key Value Drivers

- Patient preference to remain on existing epilepsy treatment expected to support commercial durability following anticipated generic entry May 2025
- Strong product profile: Well tolerated with minimal drug-drug interactions and no contraindications[2]
- Seizure freedom rate of ~72% when used adjunctively[3]

AMPA = α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid.

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1) England MJ, Liverman CT, Schultz AM, Strawbridge LM, eds. Epilepsy Across the Spectrum: Promoting Health and Understanding. Washington, DC: National Academies Press (US); 2012. 2) CDC Epilepsy Data and Statistics; Epilepsy Prevalence in the US (data as of 2015); 3) Examining the Economic Impact and Implications of Epilepsy, AJMC (US); 2020.

Clear and Focused Acquisition Growth Strategy Exploring all synergistic opportunities inclusive of Orphan, rare-disease products across therapeutic areas Differentiated therapies that address significant medical needs Immediate / near-immediate accretive acquisitions 16

Proven Partnership Model that Maximizes Value of Orphan Products Established track Exceptional Best-in-class patient Deep expertise in record of identifying commercial support programs serving rare disease and integrating capabilities and communities orphan products expanding therapeutic footprint 17

2024 Total Net Revenues Slightly Exceed Upper End of Latest Guidance 2024 Full Year Total Revenue Guidance 500 $475M - $485M 400 2024 Net Product Revenue Guidance 300 FIRDAPSE $300M - $310M 200 FYCOMPA $130M - $135M 100 AGAMREE $40M - $45M 0 Cash position of $500+M, no debt 2019 2020 2021 2022 2023 2024 as of 12/31/2024 FIRDAPSE FYCOMPA AGAMREE 18 The total revenue also included net product revenue as represented above. Net Revenues (USD millions)

Accelerating Momentum: Strategic, Disciplined Execution 2024 Achievements 2025 Priorities Third quarter net product revenue growth of Continue to protect FIRDAPSE intellectual 23.2% YoY property portfolio Settled with Teva on January 8, 2025 AGAMREE Continuous pursuit of new assets Commenced U.S. commercial launch for DMD Initiated SUMMIT study Sustain organic growth of FIRDAPSE Expanded in Canada through licensing (Kye Continue to drive the success of the U.S. Pharmaceuticals) AGAMREE launch Increase patient access and health equity FIRDAPSE FIRDAPSE launch in Japan (DyDo Pharma) Received U.S. approval for 100 mg maximum daily dose enhancing dosing flexibility AGAMREE application submission filing to Health Canada (Kye Pharmaceuticals) MHLW Japan approval of NDA (DyDo Pharma) 19

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